Exhibit 10.12
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                                GENERAL AGREEMENT

     THIS GENERAL AGREEMENT, dated as of June 16, 1999 (the "Agreement"), is by and between UNITED INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("UIH"), and AUSTAR UNITED COMMUNICATIONS LIMITED, a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

     A. UIH indirectly owns interests in multi-channel television, programming and telecommunications operating companies throughout the world. The Company is acquiring from certain subsidiaries of UIH ownership interests in certain operating companies that are engaged in such activities in Australia and New Zealand.

     B. The Company is an indirect, wholly, owned, subsidiary of UIH. As a result UIH will consolidate the financial results of the Company and its subsidiaries in UIH's financial statements. As a subsidiary of UIH, the Company is subject to the covenants and restrictions of indentures governing UIH's and its subsidiaries' debt securities. UIH may also be subject to certain legal obligations as a result of its ownership of an interests in the Company.

     C. It is anticipated that the Company will be domesticated to Australia in the near future and will then commence an initial public offering of its ordinary shares on the Australian Stock Exchange, as well as a Rule 144A offering outside Australia (collectively, the "Offering").

     D. UIH Asia/Pacific Communications, Inc. ("UAP"), a subsidiary of UIH and indirect parent of the Company has agreed to make or have a third party make capital contributions to certain subsidiaries of the Company in certain circumstances. UIH and the Company have agreed that the Company will make such contributions if requested by UIH or that the Company will assume such obligations.

     E. In connection with this shareholder relationship, UIH and the Company have agreed to take certain actions and restrict certain activities with respect to one another, all as more particularly set forth in this Agreement.

                                    AGREEMENT

     1. COVENANT NOT TO COMPETE. For so long as UIH holds, directly or indirectly, 50% or more of the outstanding ordinary shares of the Company on a fully diluted basis:

          (a) UIH shall not, and shall not permit its majority-owned affiliates to, pursue any multi-channel television or video services or telephone or Interact access opportunities specifically directed to the Australia or New Zealand markets unless: (i) UIH has first presented such opportunity in writing to the Board of Directors of the Company; and (ii) the members of the Board of Directors of the Company who are not directors or officers of UIH or officers of the Company have decided not to pursue such opportunity and the Company has given notice of such decision in writing to UIH. The Company will respond with reasonable promptness after the opportunity is presented to the Company by UIH.

          (b) The Company shall not, and shall not permit to its controlled affiliates to, pursue any multi-channel television or video services or

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telephone or Internet  access  opportunities  in markets outside of Australia or
New Zealand unless: (i) the Company has first presented such opportunity in writing to the Board of Directors of UIH and (ii) the members of the Board of Directors of UIH who are not directors or officers of the Company have decided not to pursue such opportunity and UIH has given notice of such decision in writing to the Company. UIH will respond with reasonable promptness after the opportunity is presented to UIH by the Company.

     2.   COMPLIANCE WITH FINANCIAL REPORTING AND OTHER LEGAL REQUIREMENTS.

          (a) In order to assist UIH-and its subsidiaries compliance with their respective reporting obligations under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other United States federal and state securities laws (collectively, the "U.S. Securities Laws"), and to avoid potential liability by UIH thereunder, and to enable UIH to prepare its consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"), as in effect from time to time, and to comply otherwise with it reporting obligations under the U.S. Securities Laws, the Company shall (i) timely provide UIH with audited financial statements of the Company in compliance with United States GAAP (or in such other accounting principles as UIH may reasonably request) in such form and with respect to such periods as UIH shall reasonably request, and (ii) provide such financial and other information as UIH may reasonably require to comply with its reporting obligations under the U.S. Securities Laws and with the reporting obligations of any exchange or market on which UIH's securities are listed for trading and as may be necessary or appropriate for UIH to limit or avoid liability under the securities laws of any jurisdiction in connection with any action being taken by UIH. The Company shall supply UIH with, and hereby consents to the disclosure by UIH of, all such financial and other information to the extent deemed necessary or appropriate by UIH in its sole discretion in order to comply with or satisfy the public disclosure obligations of UIH or any affiliate of UIH under the U.S. Securities Laws and with the reporting obligations of any exchange or market on which UIH's or such affiliate's securities are listed for trading and as may be necessary or appropriate for UIH to limit or avoid liability under the securities laws of any jurisdiction in connection with any action being taken by UIH.

          (b) The Company shall take all actions reasonably required to assist UIH and its subsidiaries comply with any and all requirements imposed by law as a result of UIH's ownership of a direct or indirect interest in the Company. The Company shall advise UIH of any obligations imposed on UIH by the laws of Australia or New Zealand as a result of its ownership of an interest in the Company.

     3.   INDEMNIFICATION BY THE COMPANY.

          (a) If UIH is requested to execute any underwriting or similar agreement in connection with the Offering or any other offering or sale of ordinary shares by the Company (the "Underwriting Agreement"), the Company shall defend, indemnify and hold UIH harmless from and against any and all losses, claims, damages, obligations, liens, assessments, judgments, fines, liabilities, and other costs and expenses (including without limitation interest, penalties and any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred (collectively, "Liabilities")) that UIH may sustain or suffer based upon, arising out of, by reason of or otherwise in respect of or in connection with the Underwriting Agreement; provided, however, that the Company will not be liable to UIH (i) to the extent that it is finally judicially determined that such Liabilities resulted from the willful misconduct or gross negligence of UIH; or (ii) to the extent that it is finally judicially determined that such Liabilities resulted solely, from the material breach by UIH of any representation, warranty, covenant or other agreement of UIH contained in the Underwriting Agreement relating to UIH or its subsidiaries other than the Company and its subsidiaries; and provided, further, however, that if and to the extent that such indemnification is unenforceable for any

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reason,  the  Company  shall make the  maximum  contribution  to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. The indemnification and contribution provided for in this
Section 3 will remain in full force and effect regardless of any investigation made by or on behalf of UIH.

          (b) INDEMNIFICATION PROCEDURE; NOTICE; DEFENSE. Promptly after becoming aware of any Liabilities or the making of any claim or demand by any third party that may result in the incurrence of any Liabilities, UIH shall notify the Company of such incurrence, claim or demand; provided, that the failure of UIH to so notify the Company shall not relieve the Company of any liability under Section 3(a) hereof, except if the Company has been materially prejudiced by such failure to be so notified. In case of any notice to the Company, the Company shall be entitled to participate in, and if it wishes, to assume, the defense of any such claim or demand and, after notice of its intent to assume such defense, the Company will not be liable for any attorney's fees or other expenses subsequently incurred by UIH in connection with such claim; provided, that UIH shall have the right to employ counsel to represent it if, in the reasonable judgment of UIH's counsel, there is reasonably likely to be a conflict of interest such that representation of UIH and the Company by the same counsel, in which event the reasonable fees and expenses of appropriate separate counsel shall be borne by the Company. If the Company does not elect within a reasonable time after receipt of notice to assume the defense of any suit brought to enforce a claim or demand referred to above, UIH shall be entitled to assume the control of such defense, in which case the reasonable fees and expenses incurred by UIH in the conduct of such defense, including the reasonable fees and expenses of counsel, shall be reimbursed by the Company as the same are incurred from time to time by UIH (in addition to local counsel) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall not, without the prior written consent of UIH, effect any settlement of any pending or threatened claim or action in respect of which UIH is or could have been a party and indemnity could have been sought hereunder by UIH unless such settlement includes an unconditional release of UIH from all liability on any claims that are the subject matter of such action.

     4.   COMPLIANCE BY THE COMPANY WITH UIH INDENTURES.

          (a) The Company shall take no action or inaction that will or reasonably could result in a breach of (i) the Indenture, dated as of February 5, 1998, by and between UIH and Firstar Bank of Minnesota, N.A. ("Firstar"), as trustee, as the same may be amended or supplemented (the "UIH Indenture"), (ii) the Indenture, dated as of April 29, 1999, by and between UIH and Firstar, as trustee, as the same may be amended or supplemented (the "1999 UIHo Indenture"),
(iii) the Indenture, dated as of May 14, 1996, by and between UIH Australia/Pacific, Inc., a Colorado corporation ("UIH A/P"), and Firstar, as trustee, as the same may be amended or supplemented (the "1996 UIH A/P Indenture"), or (iv) the Indenture, dated as of September 23, 1997, by and between UIH A/P and Firstar, as trustee, as the same may be amended or supplemented (the "1997 UIH A/P, Indenture" and, together with the UIH Indenture, 1999 UIH Indenture and the 1996 UIH A/Po Indenture, the "Indentures") or any other indenture, or agreement to which UIH or any of its subsidiaries is party, including UIH A/P, governing indebtedness of UIH or such subsidiaries, as the case may be, that replaces or refinances any indebtedness governed by an Indenture or otherwise provides funding to UIH or its subsidiaries. UIH shall use, and shall cause it subsidiaries to use, reasonable efforts to assure that any such replacement, refinancing or supplemental indentures or agreements do not contain covenants that are materially more restrictive on actions of the Company by reason of this paragraph, taken as a whole, than the Indentures.

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          (b) The  Company  shall  take  no  action  or  inaction  that  will or reasonably could result in UIH or a subsidiary being required, pursuant to the terms of an Indenture or of any such replacement, refinancing or supplemental indenture or agreement, to take any action materially adverse to UIH or such subsidiary as a result of action taken or omitted to be taken by the Company or any of its controlled affiliates. The Company agrees that it and its controlled affiliates shall apply the proceeds of the Offering in such a manner that none of UIH, UIH A/P or any other subsidiary of UIH shall be required to repay, repurchase or reacquire or offer to pay, purchase or acquire, pursuant to the terms of an Indenture or any replacement, refinancing or supplemental indenture or agreement, or to repay repurchase or reacquire any outstanding notes or other obligations. The Company shall assure that its subsidiaries and controlled affiliates comply with this paragraph 4.

     5. OBLIGATIONS OF UAP. Upon the request of UIH or UAP, the Company shall make capital contribution to its subsidiaries Saturn Communications Limited or Austar Entertainment Pty Limited in satisfaction of obligations of UAP or any other subsidiary of UIH undertaken in connection with financing obtained by such subsidiaries.

     6. TERM; TERMINATION. This Agreement shall remain in effect from the date first set forth above except to the extent this Agreement is terminated pursuant to this Section 5. This Agreement shall terminate, except with respect to any claims for breach of this Agreement arising before such termination, (i) for purposes of Section 1, when UIH ceases to hold, directly or indirectly, 50% or more of the outstanding ordinary shares of the Company on a fully diluted basis, and (ii) for purposes of Section 5, when UAP or any other UIH subsidiary no longer has any capital contribution obligations undertaken in connection with financing obtained by subsidiaries of the Company, but shall otherwise remain in effect.

     7. ASSIGNMENT SUCCESSORS. Except as otherwise provided herein, neither party hereto may assign or transfer any of its interests, or delegate any of its obligations, hereunder without the prior written consent of the other party. UIH, upon written notice to the Company, may assign its interests in this Agreement to any affiliate of UIH, in which event references to UIH in this Agreement shall refer to such affiliate to the extent appropriate. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successor and assigns.

     8.   MISCELLANEOUS.

          (a) AMENDMENT; WAIVER. The Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties hereto. The waiver of any breach of any term or condition hereof shall not be deemed a waiver of any other or subsequent breach. No failure to exercise and no delay in exercising, on the part of either party hereto, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies at law.

          (b) FURTHER ASSURANCES. Each party hereto shall execute, acknowledge, deliver, file and record such further certificates, amendments, instruments, agreements and documents, and do all such other acts and things, as may be required by law or as, in the reasonable opinion of either party hereto, may be necessary or advisable to carry out the intents and purposes hereof.

          (c) HEADINGS. Titles and headings of the sections, of this Agreement are for convenience of reference only and do not form a part of this Agreement and shall not in any way affect the interpretation of this Agreement.


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          (d) ENTIRE  AGREEMENT.  This  Agreement  is the entire  agreement  and understanding between the parties hereto concerning the subject matter hereof and supersedes and replaces all prior agreements and understandings between the parties hereto with respect thereto.

          (e) SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provisions to such persons or circumstances other than those to which it has been invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, other than its rules of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

          (g) NOTICES. All notices, demands or other communications to be given under or by reason of this Agreement shall be in writing and shall be deemed to have been received when delivered personally, by facsimile or mailed by certified or registered mail, return receipt requested and postage prepaid, as follows:

              (i)    If to UIH, to it at:

                     United International Holdings, Inc.
                     4643 South Ulster Street, Suite 1300
                     Denver, Colorado 80237, U.S.A.
                     Facsimile:  (303) 770-4207
                     Attention:  President
                     Copy to:  Legal Department

              (ii)   If to the Company, to it at:

                     AUSTAR  United  Communications  Limited 4643
                     South  Ulster  Street,  Suite  1300  Denver,
                     Colorado 80237, U.S.A.
:                    Facsimile:  (303) 770-4207:
                     Attention:  President
                     Copy to:  Legal Department

Either party hereto may change its address for notices, demands and other communications hereunder by giving notice of such change to the other party in accordance with this Section 7(g).

          (h) NO THIRD-PARTY BENEFICIARIES. Notwithstanding anything to the contrary herein, no person shall be a third-party beneficiary to this Agreement.

          (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which, when executed, shall constitute an original of this Agreement, and all of which together shall constitute one instrument.


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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the date first set forth above.

                                       UNITED INTERNATIONAL HOLDINGS, INC., a
                                       Delaware corporation


                                       By:      /S/Michael T. Fries
                                          -------------------------------------
                                       Name:    Michael T. Fries
                                       Title:   President



                                       AUSTAR UNITED COMMUNICATIONS LIMITED, a
                                       Delaware corporation


                                       By:      /S/Michael T. Fries
                                          -------------------------------------
                                       Name:    Michael T. Fries
                                       Title:   President





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